UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2011

EQUITY RESIDENTIAL

(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

ERP OPERATING LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Two North Riverside Plaza Suite 400, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 474-1300

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

General

As previously announced on December 2, 2011, ERP Operating Limited Partnership (“ERP”), a subsidiary and the operating partnership of Equity Residential through which Equity Residential owns substantially all of its assets, entered into an Interest Purchase Agreement (the “Purchase Agreement”) with certain affiliates of Bank of America Corp. and Barclays PLC (together, the “Sellers”) to purchase 50% of all interests held by the Sellers (the “Purchased Interests”) in various entities affiliated with Archstone, a privately-held owner, operator and developer of multifamily apartment properties (the “Archstone Entities”), in exchange for total consideration of $1,325,000,000 in cash. Among other conditions, the consummation of ERP’s acquisition of the Purchased Interests is subject to the exercise by Lehman Brothers Holdings Inc. and certain of its affiliates (collectively, “Lehman”) of a right of first offer to acquire the Purchased Interests (the “ROFO Right”).

Pursuant to a separate agreement between ERP and the Sellers (the “Other Interest Agreement”), in the event that ERP does not acquire the Purchased Interests due to an exercise of the ROFO Right by Lehman, then, for a period of 30 days following the closing of the acquisition of the Purchased Interests by Lehman, ERP will be entitled to acquire all other interests held by the Sellers in the Archstone Entities in exchange for total consideration equal to or greater than $1,325,000,000 in cash, such price to be determined by ERP in its sole discretion. The acquisition by ERP of the Sellers’ other interests in the Archstone Entities will be on substantially the same terms and conditions as set forth in the Purchase Agreement, including being subject to Lehman’s ROFO Right with respect to such other interests.

Notice of Intent to Exercise Right of First Offer

On December 14, 2011, Lehman delivered a non-binding Notice of Intent to Purchase the Purchased Interests. Lehman’s ability to make a binding exercise of its ROFO Right remains subject to satisfying other conditions, including its filing with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) of a request for approval of its exercise of the ROFO Right. Under the terms of the agreements granting the ROFO Right (collectively, the “Archstone Agreements”), Lehman will be entitled to deliver a binding notice exercising its ROFO Right during the period ending on the 50th day after delivery by Sellers of a notice to Lehman of their proposed sale of the Purchased Interests. There can be no assurance that Lehman will deliver a binding notice or ultimately acquire the Purchased Interests.

Certain Legal Proceedings

On December 15, 2011, Lehman filed a complaint with the Bankruptcy Court against the Sellers (the “Lehman Litigation”). The complaint alleges that, among other things, the Sellers violated several contractual provisions under the Archstone Agreements and such violations are alleged, among other things, to have invalidated the rights of the Sellers to convey the Purchased Interests to ERP. In the Lehman Litigation, Lehman is seeking, among other remedies, injunctive relief that could extend Lehman’s 50-day ROFO Right exercise period and potentially prevent or materially delay consummation of the contemplated transactions.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, and other statements that ERP or Equity Residential may make, including statements about the benefits of the proposed acquisition of the Purchased Interests, may contain forward-

looking statements that involve numerous risks and uncertainties. The statements contained in this Current Report on Form 8-K that are not purely historical, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits and closing of the proposed acquisition, the management of ERP and ERP’s expectations, beliefs and intentions. All forward-looking statements included in this communication are based on information available to Equity Residential and ERP on the date hereof. In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on Equity Residential’s or ERP’s results of operations or financial condition. Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements. Neither Equity Residential, ERP nor any other person can assume responsibility for the accuracy and completeness of forward-looking statements. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond ERP’s and Equity Residential’s control. These factors include, at a minimum: any exercise of the ROFO Right; any actions relating to the pending claims by Lehman; failure to obtain, delays in obtaining or adverse conditions contained in any required regulatory or other approvals; failure to consummate or delay in consummating the proposed acquisition for other reasons; changes in laws or regulations; failure of the investment in the Purchased Interests to perform as expected, even in the event the proposed acquisition is consummated; inability to influence the operations and control of the Archstone Entities following consummation of the Acquisition; and changes in general economic conditions. ERP and Equity Residential undertake no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. For additional information, please refer to ERP’s and Equity Residential’s most recent Form 10-K, 10-Q and 8-K reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: December 16, 2011	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	First Vice President

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: December 16, 2011	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	First Vice President